BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST
BlackRock New York Municipal Opportunities Fund
(the “Fund”)
Supplement dated September 29, 2026 to
the Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”)
of the Fund, each dated October 28, 2025, as supplemented to date
The Board of Trustees (the “Board”) of BlackRock Multi-State Municipal Series Trust (the “Trust”) has approved a proposal, pursuant to which the following changes will be effective on or about April 6, 2027:

•
The Fund will convert to a unitary administration fee structure by entering into a new administration agreement (the “Administration Agreement”) with the Fund’s administrator, BlackRock Advisors, LLC (“BlackRock”), pursuant to which BlackRock will provide administration services and pay for all expenses incurred by the Fund, excluding certain expenses described in the Administration Agreement. Under the Administration Agreement, the Trust, on behalf of the Fund, will pay BlackRock the following fee with respect to each share class: 0.14% for Institutional Shares, 0.12% for Investor A Shares, 0.11% for Investor A1 Shares, 0.12% for Investor C Shares and 0.06% for Class K Shares.

•
The Fund’s existing investment management agreement will be amended and restated to (a) remove the provision of administrative services and reduce each breakpoint to the contractual management fee rate schedule as follows: 0.45% of the Fund’s average daily Net Assets not exceeding $1 billion, 0.42% of the Fund’s average daily Net Assets in excess of $1 billion but not exceeding $3 billion, 0.40% of the Fund’s average daily Net Assets in excess of $3 billion but not exceeding $5 billion, 0.39% of the Fund’s average daily Net Assets in excess of $5 billion but not exceeding $10 billion, and 0.38% of the Fund’s average daily Net Assets in excess of $10 billion.

In addition, effective immediately, the third paragraph of the subsection of each Summary Prospectus and Prospectus entitled “Principal Investment Strategies of the Fund,” and “Fund Overview—Principal Investment Strategies of the Fund,” as applicable, the third paragraph of the subsection of each Prospectus entitled “Details About the Fund—How the Fund Invests—Principal Investment Strategies” and the eighth paragraph of the subsection of the SAI entitled “Part I: Information About the Fund—I. Investment Objective and Policies” are deleted in their entirety and replaced with the following:
The Fund may invest in bonds of any maturity. The Fund’s average weighted duration may vary significantly from time to time depending on the views of Fund management.
Shareholders should retain this Supplement for future reference.
PR2SAI-NYMO-0926SUP